FISCALNOTE ANNOUNCES PRELIMINARY FY 2022 RESULTS WITH EXPECTED GAAP REVENUE AT THE TOP END OF ITS GUIDANCE RANGE

PROVIDES INITIAL 2023 REVENUE OUTLOOK AND REITERATES PATH TO ADJUSTED EBITDA PROFITABILITY IN Q4 2023

WASHINGTON, D. C. – Wednesday, March 1, 2023 – FiscalNote Holdings, Inc. (NYSE: NOTE) (“FiscalNote”), a leading AI-driven enterprise SaaS technology provider of global policy and market intelligence, today provided select preliminary unaudited financial results for the fiscal year ended December 31, 2022 including:

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Total GAAP revenue for the full year 2022 of approximately $113.8 million, representing an increase of approximately 37% over the prior year, at the high end of the revenue guidance range of $112 million - $114 million, which the Company previously provided.
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Organic run-rate revenue(1)(2) of approximately $125 million and total run rate revenue(1) of approximately $127 million, both of which would represent approximately 14% growth over the prior year.
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Annual recurring revenue(1) of approximately $113 million at December 31, 2022, inclusive of businesses acquired in 2022, representing approximately 14% year-over-year growth.

FiscalNote is also issuing preliminary revenue guidance for 2023 as follows:

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GAAP revenue of $136 million - $141 million. This range represents an approximate increase of 20% to 24%, respectively, based on expected 2022 full-year results and inclusive of the Company’s recent acquisition of Dragonfly Eye, Ltd.
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Total run-rate revenue(1)(3) of $148 million - $155 million representing growth of 17% to 22% over the prior year inclusive of the Company’s recent acquisition of Dragonfly Eye, Ltd.

The Company reiterated it remains on track to achieve positive Adjusted EBITDA in the fourth quarter of 2023(4), and continues to have a sufficient capital structure to support its current growth plans and ongoing M&A opportunities.

Final results remain subject to audit. The Company expects to report comprehensive fourth quarter and full year 2022 results and to provide further details on its outlook for FY 2023 during its Q4/FY 2022 investor call, scheduled for Tuesday, March 28, 2023.

“We continue to prove our compounding revenue model, accelerate our AI leadership and innovation, and execute on our plan for Adjusted EBITDA profitability in the near term,” said Tim Hwang, FiscalNote’s Chairman, CEO, and Cofounder. “Enterprises and public sector organizations alike view geopolitical uncertainty, market volatility, and increased regulation as pressing concerns as they seek stability, opportunities, and mitigation of risk. As a result, we continue to serve the world’s most important decision makers as an essential partner and see growing demand for our products and expect this to carry on through 2023 and beyond. As the premier provider of AI-enabled solutions to manage geopolitical and regulatory risk, we are well positioned for ongoing growth through any economic cycle.”

(1) “Run-Rate Revenue,” “Annual Recurring Revenue” or “ARR” and “Net Revenue Retention”, are key performance indicators (KPIs). Please see "Key Performance Indicators" in this earnings release for the definitions and important disclosures regarding these measures.

(2) Organic run rate revenue for 2022 includes businesses acquired as of December 31, 2021, plus Aicel Technologies (for which a definitive acquisition agreement was signed as of December 31, 2021, with closing conditioned upon FiscalNote’s public listing).

(3) Total run rate revenue includes completed acquisitions but does not include any future acquisitions under consideration.

(4) Because of the variability of items impacting net income and unpredictability of future events, management is unable to reconcile without unreasonable effort the Company's forecasted adjusted EBITDA to a comparable GAAP measure.

About FiscalNote

FiscalNote (NYSE: NOTE) is a leading technology provider of global policy and market intelligence. By uniquely combining AI technology, actionable data, and expert and peer insights, FiscalNote empowers customers to manage policy, address regulatory developments, and mitigate global risk. Since 2013, FiscalNote has pioneered technology that delivers mission-critical insights and the tools to turn them into action. Home to CQ, FrontierView, Oxford Analytica, VoterVoice, and many other industry-leading brands, FiscalNote serves more than 5,000 customers worldwide with global offices in North America, Europe, Asia, and Australia. To learn more about FiscalNote and its family of brands, visit FiscalNote.com and follow @FiscalNote.

Contacts:

Media

Nicholas Graham

FiscalNote

press@fiscalnote.com

Investors

Sara Buda

FiscalNote

IR@fiscalnote.com

Forward-Looking Statements

Certain statements in this press release may be considered forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to future events or FiscalNote’s future financial or operating performance. For example, statements regarding

FiscalNote’s financial outlook for future periods, expectations regarding profitability, capital resources and anticipated growth in the industry in which FiscalNote operates are forward-looking statements. Such forward-looking statements are subject to risks, uncertainties, and other important factors that could cause actual results to differ materially from those expressed or implied by such forward-looking statements.

Factors that may impact such forward-looking statements include, but are not limited to FiscalNote’s ability to effectively manage its growth; changes in FiscalNote’s strategy, future operations, financial position, estimated revenue and losses, forecasts, projected costs, prospects and plans; FiscalNote’s future capital requirements; demand for FiscalNote’s services and the drivers of that demand; FiscalNote’s ability to provide highly useful, reliable, secure and innovative products and services to its customers; FiscalNote’s ability to attract new customers, retain existing customers, expand its products and service offerings with existing customers, expand into geographic markets or identify areas of higher growth; risks associated with international operations, including compliance complexity and costs, increased exposure to fluctuations in currency exchange rates, political, social and economic instability, and supply chain disruptions; FiscalNote’s ability to develop, enhance, and integrate its existing platforms, products, and services; FiscalNote’s ability to successfully identify acquisition opportunities, make acquisitions on terms that are commercially satisfactory, successfully integrate potential acquired businesses and services, and subsequently grow acquired businesses; FiscalNote’s estimated total addressable market and other industry and performance projections; FiscalNote’s reliance on third-party systems that it does not control to integrate with its systems and its potential inability to continue to support integration; potential technical disruptions, cyberattacks, security, privacy or data breaches or other technical or security incidents that affect FiscalNote’s networks or systems or those of its service providers; FiscalNote’s ability to obtain and maintain accurate, comprehensive, or reliable data to support its products and services; FiscalNote’s ability to introduce new features, integrations, capabilities, and enhancements to its products and services; FiscalNote’s ability to maintain and improve its methods and technologies, and anticipate new methods or technologies, for data collection, organization, and analysis to support its products and services; competition and competitive pressures in the markets in which FiscalNote operates; larger well-funded companies shifting their existing business models to become more competitive with FiscalNote; FiscalNote’s ability to protect and maintain its brands; FiscalNote’s ability to comply with laws and regulations in connection with selling products and services to U.S. and foreign governments and other highly regulated industries; FiscalNote’s ability to retain or recruit key personnel; FiscalNote’s ability to effectively maintain and grow its research and development team and conduct research and development; FiscalNote’s ability to adapt its products and services for changes in laws and regulations or public perception, or changes in the enforcement of such laws, relating to artificial intelligence, machine learning, data privacy and government contracts; the impact of the COVID-19 pandemic and other similar disruptions in the future; adverse general economic and market conditions reducing spending on our products and services; the outcome of any known and unknown litigation and regulatory proceedings; FiscalNote’s ability to successfully establish and maintain public company-quality internal control over financial reporting; intense competition and competitive pressures from other companies worldwide in the industries in which the combined company will operate; and litigation and the ability to adequately protect FiscalNote’s intellectual property rights.

These and other important factors discussed under the caption "Risk Factors" in FiscalNote’s Current Report on Form 8-K filed with the SEC on August 2, 2022 and other filings with the SEC could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by FiscalNote and its management, are inherently uncertain. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. FiscalNote undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Key Performance Indicators

We monitor the following key performance indicators to evaluate growth trends, prepare financial projections, make strategic decisions, and measure the effectiveness of our sales and marketing efforts. Our management team assesses our performance based on these key performance indicators because it believes they reflect the underlying trends and indicators of our business and serve as meaningful indicators of our continuous operational performance.

Annual Recurring Revenue (“ARR”)

Approximately 90% of our revenues are subscription based, which leads to high revenue predictability. Our ability to retain existing subscription customers is a key performance indicator that helps explain the evolution of our historical results and is a leading indicator of our revenues and cash flows for subsequent periods. We use ARR as a measure of our revenue trend and an indicator of our future revenue opportunity from existing recurring subscription customer contracts. We calculate ARR on an account level by annualizing the contracted subscription revenue, and our total ARR as of the end of a period is the aggregate thereof. ARR is not adjusted for the impact of any known or projected future customer cancellations, upgrades or downgrades, or price increases or decreases. The amount of actual revenue that we recognize over any 12-month period is likely to differ from ARR at the beginning of that period, sometimes significantly. This may occur due to timing of the revenue bookings during the period, cancellations, upgrades, or downgrades and pending renewals. ARR should be viewed independently of revenue as it is an operating metric and is not intended to be a replacement or forecast of revenue. Our calculation of ARR may differ from similarly titled metrics presented by other companies.

Run-Rate Revenue

Management also monitors run-rate revenue, which we define as ARR plus non-subscription revenue earned during the last twelve months. We believe run-rate revenue is an indicator of our total revenue growth, incorporating the non-subscription revenue that we believe is a meaningful contribution to our business as a whole. Although our non-subscription business is non-recurring, we regularly sell different advisory services to repeat customers. The amount of actual subscription and non-subscription revenue that we recognize over any 12-month period is likely to differ from run-rate revenue at the beginning of that period, sometimes significantly.